Exhibit 99.2

HRPT PROPERTIES TRUST

Second Quarter 2005

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except for the
December 31, 2004 Consolidated Balance Sheet.

TABLE OF CONTENTS

CORPORATE INFORMATION

Company Profile
Investor Information
Research Coverage

FINANCIAL INFORMATION

Key Financial Data
Consolidated Balance Sheets
Consolidated Statements of Income
Consolidated Statements of Cash Flows
Calculation of EBITDA
Calculation of Funds from Operations (FFO)
Summary Results of Operations by Property Type
Summary Results of Operations by Major Market
Same Property Results and Analysis by Property Type
Same Property Results and Analysis by Major Market
Summary of Equity Investments in Former Subsidiaries
Debt Summary
Debt Maturity Schedule
Leverage Ratios, Coverage Ratios and Public Debt Covenants
Tenant Improvements, Leasing Costs and Capital Improvements
Acquisitions and Dispositions Information
Financing Activities

PORTFOLIO AND LEASING INFORMATION

Portfolio Summary by Property Type, Tenant and Major Market (Square Feet)
Portfolio Summary by Property Type, Tenant and Major Market (Annualized Rental Income)
Summary of Properties by Major Market
Leasing Summary
Occupancy and Leasing Analysis by Property Type and Major Market
Tenants Representing 1% or More of Total Rent
Three Year Lease Expiration Schedule by Property Type
Three Year Lease Expiration Schedule by Major Market
Portfolio Lease Expiration Schedule

WARNING REGARDING FORWARD LOOKING STATEMENTS

CERTAIN STATEMENTS AND IMPLICATIONS CONTAINED IN THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA REPORT FOR THE QUARTER AND SIX MONTHS ENDED JUNE 30, 2005 ARE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT BELIEFS AND EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  SUCH FACTORS INCLUDE, WITHOUT LIMITATION, CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS, COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS AND FORMER SUBSIDIARIES OPERATE, AND CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION.  FOR EXAMPLE, SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF OUR PROPERTIES; RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE; OUR TENANTS MAY EXPERIENCE LOSSES AND BECOME UNABLE TO PAY OUR RENTS; AND WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES.  THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH, SUCH AS CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS OR NEEDS FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.  FORWARD LOOKING STATEMENTS ARE ONLY EXPRESSIONS OF OUR PRESENT EXPECTATIONS AND INTENTIONS.  FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  YOU SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.  EXCEPT AS MAY BE REQUIRED BY LAW, WE DO NOT INTEND TO IMPLY THAT WE WILL UPDATE OR REVISE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

June 30, 2005

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRPT, is a real estate investment trust, or REIT, which primarily owns office buildings located throughout the United States.  The majority of our properties are commercial office buildings located in central business district, or CBD, and suburban areas of major metropolitan markets.  At June 30, 2005, we also owned approximately 18 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have large concentrations of properties leased to the U.S. Government and medical related tenants.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MCSI US REIT Index and the S&P REIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rates, with high credit quality tenants.  It is our goal to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as government agencies, tenants in medical related industries and our leased lands in Hawaii.  The growth part of our portfolio includes our multi tenant commercial office buildings, which we believe will generate higher rents and appreciate in value in the future because of their physical qualities and locations.  We also consider our minority holdings in shares of our former subsidiaries to be part of our growth portfolio.  Although we sometimes sell properties, we consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in joint venture or off balance sheet entities.  We generally do not undertake speculative development, but we will sometimes do a build-to-suit project for an existing tenant.

Management:

HRPT is managed by Reit Management & Research LLC, or RMR.  RMR was founded in 1986 to manage public investments in real estate.  As of June 30, 2005, RMR managed one of the largest portfolios of publicly owned real estate in the United States, including approximately 900 properties, with approximately 83.5 million square feet, located in 42 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has approximately 400 employees in its headquarters and regional offices located throughout the country.  In addition to managing HRPT, RMR and its affiliates also manage Hospitality Properties Trust, a publicly traded REIT that owns hotels, Senior Housing Properties Trust, a publicly traded REIT that owns senior living properties, and four mutual funds which invest in unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total market capitalization of over $11.5 billion as of June 30, 2005.  We believe that being managed by RMR is a competitive advantage for HRPT because RMR provides HRPT with a depth of management and experience which may be unequaled in the real estate industry.  We also believe RMR is able to provide management services to HRPT at costs that are lower than HRPT would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock – HRP

Preferred Stock Series A – HRP-A

Preferred Stock Series B – HRP-B

Senior Unsecured Debt Ratings:

Moody’s – Baa2

Standard & Poor’s – BBB

Portfolio Data (as of 6/30/05):

Total properties	415
Total sq. ft. (000s)	52,792
Percent leased	94.1%

Portfolio Concentration by Sq. Ft. (as of 6/30/05):

	Office	Industrial	Total
CBD	21.5%	0.3%	21.8%
Suburban	33.5%	44.7%	78.2%
Total	55.0%	45.0%	100.0%

Portfolio Concentration by NOI (Q2 2005) (1):

	Office	Industrial	Total
CBD	36.6%	0.2%	36.8%
Suburban	47.0%	16.2%	63.2%
Total	83.6%	16.4%	100.0%

Portfolio Concentration by Major Market:

	6/30/05	Q2 2005
	Sq. Ft.	NOI (1)
Metro Philadelphia, PA	10.3%	18.7%
Metro Washington, DC	5.0%	11.2%
Metro Boston, MA	5.2%	8.8%
Oahu, HI	33.9%	8.3%
Southern California	2.7%	6.9%
Metro Atlanta, GA	3.5%	4.9%
Metro Austin, TX	5.3%	4.1%
Other Markets	34.1%	37.1%
Total	100.0%	100.0%

(1)          We compute NOI, or property net operating income, as rental income from real estate less property operating expenses; NOI excludes income from other investments.

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Gerard M. Martin
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

Tjarda Clagett
Independent Trustee

Senior Management

John A. Mannix	Adam D. Portnoy
President and Chief Operating Officer	Executive Vice President

John C. Popeo	Jennifer B. Clark
Treasurer, Chief Financial Officer and Secretary	Senior Vice President

David M. Lepore
Senior Vice President

Contact Information

Investor Relations

HRPT Properties Trust

400 Centre Street

Newton, MA 02458

(t) (617) 332-3990

(f) (617) 332-2261

(email) info@hrpreit.com

(website) www.hrpreit.com

Inquiries

Financial inquiries should be directed to John C. Popeo, Treasurer and Chief Financial Officer, at (617) 332-3990 or jpopeo@reitmr.com.

Investor and media inquiries should be directed to Timothy A. Bonang, Manager of Investor Relations, at (617) 796-8149 or tbonang@reitmr.com.

RESEARCH COVERAGE

Equity Research Coverage

A.G. Edwards & Sons	RBC Capital Markets
David Aubuchon	Jay Leupp
(314) 955-5452	(415) 633-8588

Legg Mason	Smith Barney Citigroup
John Guinee	John Stewart
(410) 454-5520	(212) 816-1685

Merrill Lynch	Stifel, Nicolaus
Steve Sakwa	Phillip Martin
(212) 449-0335	(312) 832-2756

Raymond James	Wachovia Securities
Paul Puryear	Stephen Swett
(727) 573-3800	(212) 909-0954

Debt Research Coverage

Banc of America Securities	Credit Suisse First Boston
Chris Brown	Thierry Perrein
(704) 386-2524	(212) 538-8618

Bear Stearns & Company	Merrill Lynch
Susan Berliner	John Forrey
(212) 272-3824	(212) 449-1812

Citigroup	Wachovia Securities
Thomas Cook	Dan Sullivan
(212) 723-1112	(703) 383-6441

Rating Agencies

Moody’s Investor Service	Standard and Poor’s
Karen Nickerson	Linda Phelps
(212) 553-4924	(212) 438-3059

HRPT is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRPT’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRPT or its management.  HRPT does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	6/30/2005		3/31/2005		12/31/2004		9/30/2004		6/30/2004

Shares Outstanding:
Common shares outstanding (at end of period)	199,821		199,817		177,317		177,317		177,278
Preferred shares outstanding (at end of period)	20,000		20,000		20,000		20,000		20,000
Weighted average common shares and units outstanding - basic	199,819		179,817		177,317		177,285		177,276
Weighted average common shares and units outstanding - diluted (1)	199,819		179,817		177,317		177,285		177,276

Common Share Data:
Price at end of period	$12.43		$11.91		$12.83		$10.99		$10.01
High during period	$12.60		$13.20		$12.99		$11.07		$11.39
Low during period	$11.35		$10.95		$10.96		$9.86		$8.25
Annualized dividends paid per share	$0.84		$0.84		$0.84		$0.84		$0.80
Annualized dividend yield (at end of period)	6.8%		7.1%		6.5%		7.6%		8.0%

Market Capitalization:
Total debt (book value)	$2,310,524		$2,157,568		$2,355,031		$2,272,430		$1,596,654
Plus: market value of preferred shares (at end of period)	533,040		530,280		548,440		545,480		530,400
Plus: market value of common shares (at end of period)	2,483,775		2,379,820		2,274,977		1,948,714		1,774,553
Total market capitalization	$5,327,339		$5,067,668		$5,178,448		$4,766,624		$3,901,607
Total debt / total market capitalization	43.4%		42.6%		45.5%		47.7%		40.9%

Book Capitalization:
Total debt	$2,310,524		$2,157,568		$2,355,031		$2,272,430		$1,596,654
Plus: total stockholders’ equity	2,547,047		2,549,709		2,307,194		2,313,937		2,325,856
Total book capitalization	$4,857,571		$4,707,277		$4,662,225		$4,586,367		$3,922,510
Total debt / total book capitalization	47.6%		45.8%		50.5%		49.5%		40.7%

Selected Balance Sheet Data:
Total assets	$5,012,423		$4,823,683		$4,813,330		$4,752,257		$4,045,756
Total liabilities	$2,465,376		$2,273,974		$2,506,136		$2,438,320		$1,719,900
Gross book value of real estate assets (2)	$5,052,720		$4,831,691		$4,814,514		$4,709,543		$4,010,039
Equity investments in former subsidiaries (book value)	$207,655		$205,547		$207,804		$218,174		$220,445
Total debt / gross book value of real estate plus equity investments in former subsidiaries (2)	43.9%		42.8%		46.9%		46.1%		37.7%

Selected Income Statement Data:
Rental income	$174,289		$167,031		$167,389		$158,346		$138,693
EBITDA (3)	$112,613		$105,939		$105,105		$102,375		$90,797
Property net operating income (NOI) (4)	$110,369		$103,748		$102,502		$98,221		$87,279
NOI margin (5)	63.3%		62.1%		61.2%		62.0%		62.9%
Net income	$50,746		$32,235		$41,993		$36,401		$35,060
Preferred distributions	$(11,500)		$(11,500)		$(11,500)		$(11,500)		$(11,500)
Net income available for common shareholders	$39,246		$20,735		$30,493		$24,901		$23,560
Funds from operations (FFO) (6)	$76,338		$68,243		$67,493		$69,071		$63,578
FFO available for common shareholders (6)	$64,838		$56,743		$55,993		$57,571		$52,078
Common distributions paid	$41,961		$37,237		$37,236		$37,229		$35,455

Per Share Data:
Net income available for common shareholders	$0.20		$0.12		$0.17		$0.14		$0.13
FFO available for common shareholders	$0.32		$0.32		$0.32		$0.32		$0.29
Common distributions paid	$0.21		$0.21		$0.21		$0.21		$0.20
FFO payout ratio	64.7%		65.6%		66.5%		64.7%		68.1%

Coverage Ratios:
EBITDA (3) / interest expense	3.2	x	3.0	x	3.0	x	3.3	x	3.6	x
EBITDA (3) / interest expense and preferred distributions	2.4	x	2.2	x	2.2	x	2.4	x	2.5	x

(1)          HRPT has no outstanding common share equivalents, such as units, convertible debt or stock options.

(2)          Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations relating to FAS 141.

(3)          See page 13 for calculation of EBITDA.

(4)          Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; NOI excludes income from other investments.

(5)          NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(6)          See page 14 for calculation of FFO and FFO available for common shareholders.

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of June 30, 2005	As of December 31, 2004
		(audited)
ASSETS
Real estate properties, at cost:
Land	$1,050,303	$928,106
Buildings and improvements	3,861,945	3,756,963
	4,912,248	4,685,069
Accumulated depreciation	(506,409)	(454,411)
	4,405,839	4,230,658
Acquired real estate leases	149,087	149,063
Equity investments in former subsidiaries	207,655	207,804
Cash and cash equivalents	18,921	21,961
Restricted cash	22,282	22,257
Rents receivable, net of allowance for doubtful accounts of $3,388 and $4,594, respectively	126,621	113,504
Other assets, net	82,018	68,083
Total assets	$5,012,423	$4,813,330

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$236,000	$175,000
Senior unsecured debt, net	1,640,178	1,739,624
Mortgage notes payable, net	434,346	440,407
Accounts payable and accrued expenses	73,137	67,716
Acquired real estate lease obligations	39,495	39,843
Rent collected in advance	18,048	15,208
Security deposits	12,718	11,920
Due to affiliates	11,454	16,418
Total liabilities	2,465,376	2,506,136

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series A preferred shares; 9 7/8% cumulative, redeemable at par on February 22, 2006; 8,000,000 shares outstanding, aggregate liquidation preference $200,000	193,086	193,086
Series B preferred shares; 8 3/4% cumulative, redeemable at par on September 12, 2007; 12,000,000 shares outstanding, aggregate liquidation preference $300,000	289,849	289,849
Common shares of beneficial interest, $0.01 par value: 225,000,000 shares authorized; 199,821,025 and 177,316,525 shares outstanding, respectively	1,998	1,773
Additional paid in capital	2,653,791	2,394,946
Cumulative net income	1,370,771	1,287,790
Cumulative common distributions	(1,808,785)	(1,729,587)
Cumulative preferred distributions	(153,663)	(130,663)
Total shareholders’ equity	2,547,047	2,307,194
Total liabilities and shareholders’ equity	$5,012,423	$4,813,330

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2005	6/30/2004	6/30/2005	6/30/2004

Rental income (1)	$174,289	$138,693	$341,320	$275,022

Expenses:
Operating expenses	63,920	51,414	127,203	102,279
Depreciation and amortization	33,519	24,942	66,134	49,879
General and administrative	7,453	5,830	14,328	11,528
Total expenses	104,892	82,186	207,665	163,686

Operating income	69,397	56,507	133,655	111,336

Interest income	701	144	881	264
Interest expense (including amortization of note discounts and premiums and deferred financing fees of $668, $1,511, $1,333 and $2,946, respectively)	(34,732)	(25,201)	(70,339)	(51,426)
Loss on early extinguishment of debt	—	—	—	(2,866)
Equity in earnings of equity investments	3,052	3,731	6,446	7,531
Gain on sale of shares of equity investments (2)	—	—	—	14,805
Gain on issuance of shares by equity investees (2)	4,708	—	4,708	5,040
Income from continuing operations	43,126	35,181	75,351	84,684
Income (loss) from discontinued operations	28	(121)	38	(249)
Gain on sale of properties	7,592	—	7,592	—
Net income	50,746	35,060	82,981	84,435
Preferred distributions	(11,500)	(11,500)	(23,000)	(23,000)
Net income available for common shareholders	$39,246	$23,560	$59,981	$61,435

Weighted average common shares outstanding	199,819	177,276	189,873	175,000

Basic and diluted earnings per common share:
Income from continuing operations	$0.16	$0.13	$0.28	$0.35
Net income available for common shareholders	$0.20	$0.13	$0.32	$0.35

Additional Data:
General and administrative expenses / rental income	4.3%	4.2%	4.2%	4.2%
General and administrative expenses / total assets (at end of period)	0.1%	0.1%	0.3%	0.3%

Non cash straight line rent adjustments (FAS 13) (1)	$5,713	$4,706	$12,250	$9,237
Lease value amortization (FAS 141) (1)	$(1,800)	$(10)	$(3,467)	$20
Lease termination fees included in rental income	$285	$1,074	$435	$1,212
Capitalized interest expense	$—	$—	$—	$—

(1)          We report rental income on a straight line basis over the terms of the respective leases.  Rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

(2)          We account for our common share investments in Senior Housing Properties Trust, or Senior Housing, and Hospitality Properties Trust, or Hospitality Properties, using the equity method of accounting.  During the six months ended June 30, 2004, we sold 3,148 of our Senior Housing common shares and recognized a gain of $14,805.  In addition, we recognized gains of $4,708 and $5,040 during the six months ended June 30, 2005 and 2004, respectively, as a result of share issuances by Senior Housing and Hospitality Properties at prices above our per share carrying value.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollars in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2005	6/30/2004	6/30/2005	6/30/2004
Cash flows from operating activities:
Net income	$50,746	$35,060	$82,981	$84,435
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	27,692	21,912	54,878	43,628
Amortization of note discounts and premiums and deferred financing fees	668	1,511	1,333	2,946
Amortization of acquired real estate leases	5,458	1,743	10,655	3,674
Other amortization	2,239	1,403	4,244	2,769
Loss on early extinguishment of debt	—	—	—	2,866
Equity in earnings of equity investments	(3,052)	(3,731)	(6,446)	(7,531)
Gain on sale of shares of equity investments	—	—	—	(14,805)
Gain on issuance of shares by equity investees	(4,708)	—	(4,708)	(5,040)
Distributions of earnings from equity investments	3,052	3,731	6,446	7,531
Gain on sale of properties	(7,592)	—	(7,592)	—
Change in assets and liabilities:
(Increase) decrease in restricted cash	(2,444)	(1,522)	(25)	555
Decrease (increase) in rents receivable and other assets	339	(15,933)	(29,121)	(41,846)
Increase in accounts payable and accrued expenses	29,651	8,124	5,429	2,004
Increase (decrease) in rent collected in advance	2,163	(3,370)	2,840	118
Increase in security deposits	828	122	941	204
Increase (decrease) in due to affiliates	4,888	413	(4,964)	(2,075)
Cash provided by operating activities	109,928	49,463	116,891	79,433

Cash flows from investing activities:
Real estate acquisitions and improvements	(235,848)	(53,666)	(253,025)	(77,386)
Distributions in excess of earnings from equity investments	2,600	2,144	4,857	5,195
Proceeds from sale of properties	20,078	—	20,078	—
Proceeds from sale of common shares of equity investment	—	—	—	54,413
Cash used for investing activities	(213,170)	(51,522)	(228,090)	(17,778)

Cash flows from financing activities:
Proceeds from issuance of common shares, net	—	—	259,017	323,639
Proceeds from borrowings	200,000	27,000	380,000	472,000
Payments on borrowings	(46,711)	(1,961)	(423,847)	(753,245)
Deferred financing fees	—	(81)	(4,813)	(2,113)
Distributions to common shareholders	(41,961)	(35,455)	(79,198)	(70,909)
Distributions to preferred shareholders	(11,500)	(11,500)	(23,000)	(23,000)
Cash provided by (used for) financing activities	99,828	(21,997)	108,159	(53,628)

(Decrease) increase in cash and cash equivalents	(3,414)	(24,056)	(3,040)	8,027
Cash and cash equivalents at beginning of period	22,335	43,609	21,961	11,526
Cash and cash equivalents at end of period	$18,921	$19,553	$18,921	$19,553

Supplemental cash flow information:
Interest paid	$21,274	$15,462	$72,071	$46,745

Non-cash financing activities:
Issuance of common shares	$53	$40	$53	$40

CALCULATION OF EBITDA

(dollars in thousands)

	For the Three Months Ended		For the Six Months Ended
	6/30/2005	6/30/2004	6/30/2005	6/30/2004

Net income	$50,746	$35,060	$82,981	$84,435
Plus: interest expense	34,732	25,201	70,339	51,426
Plus: income taxes	—	—	—	—
Plus: depreciation and amortization	33,589	25,048	66,310	50,091
Plus: loss on early extinguishment of debt	—	—	—	2,866
Less: gain on sale of properties	(7,592)	—	(7,592)	—
Less: gain on sale of shares of equity investments	—	—	—	(14,805)
Less: gain on issuance of shares by equity investees	(4,708)	—	(4,708)	(5,040)
Less: equity in earnings of equity investments	(3,052)	(3,731)	(6,446)	(7,531)
Plus: EBITDA from equity investments	8,898	9,219	17,668	18,759
EBITDA	$112,613	$90,797	$218,552	$180,201

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on equity transactions of equity investments and gains on sales of properties, plus loss on early extinguishment of debt, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performance among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Six Months Ended
	6/30/2005	6/30/2004	6/30/2005	6/30/2004

Net income	$50,746	$35,060	$82,981	$84,435
Plus: depreciation and amortization	33,589	25,048	66,310	50,091
Loss on early extinguishment of debt:
Add: amount included in expenses	—	—	—	2,866
Less: portion settled in cash	—	—	—	—
Less: gain on sale of properties	(7,592)	—	(7,592)	—
Less: gain on sale of shares of equity investments	—	—	—	(14,805)
Less: gain on issuance of shares by equity investees	(4,708)	—	(4,708)	(5,040)
Less: equity in earnings of equity investments	(3,052)	(3,731)	(6,446)	(7,531)
Plus: FFO from equity investments	7,355	7,201	14,036	14,625
FFO	76,338	63,578	144,581	124,641
Less: preferred distributions	(11,500)	(11,500)	(23,000)	(23,000)
FFO available for common shareholders	$64,838	$52,078	$121,581	$101,641

Weighted average shares outstanding	199,819	177,276	189,873	175,000

FFO available for common shareholders per share	$0.32	$0.29	$0.64	$0.58

We compute FFO and FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude loss on early extinguishment of debt not settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate a comparison of current operating performance among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of future performance.

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended		As of and For the Six Months Ended
	6/30/2005	6/30/2004	6/30/2005	6/30/2004

Number of Properties:

Office	280	216	280	216
Industrial	135	27	135	27
Total	415	243	415	243

CBD	51	49	51	49
Suburban	364	194	364	194
Total	415	243	415	243

Square Feet (1):

Office	29,024	23,505	29,024	23,505
Industrial	23,768	13,147	23,768	13,147
Total	52,792	36,652	52,792	36,652

CBD	11,520	10,561	11,520	10,561
Suburban	41,272	26,091	41,272	26,091
Total	52,792	36,652	52,792	36,652

Percent Leased (2):

Office	92.2%	90.9%	92.2%	90.9%
Industrial	96.3%	98.3%	96.3%	98.3%
Total	94.1%	93.5%	94.1%	93.5%

CBD	94.0%	94.0%	94.0%	94.0%
Suburban	94.1%	93.4%	94.1%	93.4%
Total	94.1%	93.5%	94.1%	93.5%

Rental Income (3):

Office	$149,192	$120,809	$291,671	$239,514
Industrial	25,097	17,884	49,649	35,508
Total	$174,289	$138,693	$341,320	$275,022

CBD	$69,971	$66,502	$136,293	$131,322
Suburban	104,318	72,191	205,027	143,700
Total	$174,289	$138,693	$341,320	$275,022

Net Operating Income (NOI) (4):

Office	$92,326	$74,076	$179,406	$146,493
Industrial	18,043	13,203	34,711	26,250
Total	$110,369	$87,279	$214,117	$172,743

CBD	$40,633	$39,278	$78,648	$77,157
Suburban	69,736	48,001	135,469	95,586
Total	$110,369	$87,279	$214,117	$172,743

NOI Margin (5):

Office	61.9%	61.3%	61.5%	61.2%
Industrial	71.9%	73.8%	69.9%	73.9%
Total	63.3%	62.9%	62.7%	62.8%

CBD	58.1%	59.1%	57.7%	58.8%
Suburban	66.8%	66.5%	66.1%	66.5%
Total	63.3%	62.9%	62.7%	62.8%

(1)          Prior periods exclude space remeasurements made during the current period.

(2)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(3)          Includes some triple net lease rental income.  Excludes rental income from discontinued operations.

(4)          Net operating income, or NOI, is defined as property rental income less property operating expenses.  Excludes NOI from discontinued operations.

(5)          NOI margin is defined as net operating income, or NOI, as a percentage of rental income.

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended		As of and For the Six Months Ended
	6/30/2005	6/30/2004	6/30/2005	6/30/2004
Number of Properties:
Metro Philadelphia, PA	21	21	21	21
Metro Washington, DC	20	16	20	16
Metro Boston, MA	36	37	36	37
Oahu, HI	53	11	53	11
Southern California	24	18	24	18
Metro Atlanta, GA	36	—	36	—
Metro Austin, TX	26	26	26	26
Other markets	199	114	199	114
Total	415	243	415	243

Square Feet (1):
Metro Philadelphia, PA	5,453	5,468	5,453	5,468
Metro Washington, DC	2,645	2,218	2,645	2,218
Metro Boston, MA	2,738	2,620	2,738	2,620
Oahu, HI	17,879	9,755	17,879	9,755
Southern California	1,444	1,265	1,444	1,265
Metro Atlanta, GA	1,845	—	1,845	—
Metro Austin, TX	2,805	2,810	2,805	2,810
Other markets	17,983	12,516	17,983	12,516
Total	52,792	36,652	52,792	36,652

Percent Leased (2):
Metro Philadelphia, PA	93.3%	95.5%	93.3%	95.5%
Metro Washington, DC	95.1%	91.6%	95.1%	91.6%
Metro Boston, MA	96.8%	90.2%	96.8%	90.2%
Oahu, HI	97.4%	98.8%	97.4%	98.8%
Southern California	97.5%	94.2%	97.5%	94.2%
Metro Atlanta, GA	91.9%	—	91.9%	—
Metro Austin, TX	85.3%	79.4%	85.3%	79.4%
Other markets	91.8%	92.7%	91.8%	92.7%
Total	94.1%	93.5%	94.1%	93.5%

Rental Income (3):
Metro Philadelphia, PA	$35,772	$33,283	$66,729	$66,233
Metro Washington, DC	19,131	15,237	37,720	29,971
Metro Boston, MA	14,015	12,338	28,064	24,670
Oahu, HI	11,340	10,349	22,262	20,627
Southern California	11,546	9,875	23,068	20,050
Metro Atlanta, GA	8,420	—	16,729	—
Metro Austin, TX	9,749	9,669	19,472	19,357
Other markets	64,316	47,942	127,276	94,114
Total	$174,289	$138,693	$341,320	$275,022

Net Operating Income (NOI) (4):
Metro Philadelphia, PA	$20,625	$18,323	$36,867	$36,624
Metro Washington, DC	12,308	9,888	24,648	19,366
Metro Boston, MA	9,720	9,263	19,194	18,303
Oahu, HI	9,164	8,590	17,863	17,109
Southern California	7,602	6,093	15,463	12,966
Metro Atlanta, GA	5,367	—	10,787	—
Metro Austin, TX	4,544	4,375	9,303	9,067
Other markets	41,039	30,747	79,992	59,308
Total	$110,369	$87,279	$214,117	$172,743

NOI Margin (5):
Metro Philadelphia, PA	57.7%	55.1%	55.2%	55.3%
Metro Washington, DC	64.3%	64.9%	65.3%	64.6%
Metro Boston, MA	69.4%	75.1%	68.4%	74.2%
Oahu, HI	80.8%	83.0%	80.2%	82.9%
Southern California	65.8%	61.7%	67.0%	64.7%
Metro Atlanta, GA	63.7%	—	64.5%	—
Metro Austin, TX	46.6%	45.2%	47.8%	46.8%
Other markets	63.8%	64.1%	62.8%	63.0%
Total	63.3%	62.9%	62.7%	62.8%

(1)          Prior periods exclude space remeasurements made during the current period.

(2)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(3)          Includes some triple net lease rental income.  Excludes rental income from discontinued operations.

(4)          Net operating income, or NOI, is defined as property rental income less property operating expenses.  Excludes NOI from discontinued operations.

(5)          NOI margin is defined as net operating income, or NOI, as a percentage of rental income.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (2)
	6/30/2005	6/30/2004	6/30/2005	6/30/2004
Office:
Properties	214	214	212	212
Total sq. ft.	23,282	23,282	23,171	23,171
Percent leased (3)	92.3%	91.0%	92.3%	90.9%
Rental income (4)	$123,808	$120,268	$241,413	$238,119
Net operating income (NOI) (5)	$75,798	$73,704	$146,661	$145,512
NOI % growth	2.8%		0.8%

Industrial:
Properties	23	23	23	23
Total sq. ft.	12,357	12,357	12,357	12,357
Percent leased (3)	98.8%	99.8%	98.8%	99.8%
Rental income (4)	$18,407	$17,719	$36,532	$35,343
Net operating income (NOI) (5)	$13,200	$13,094	$26,078	$26,141
NOI % growth	0.8%		-0.2%

CBD:
Properties	48	48	48	48
Total sq. ft.	10,423	10,423	10,423	10,423
Percent leased (3)	94.2%	94.1%	94.2%	94.1%
Rental income (4)	$65,811	$66,049	$129,614	$130,869
Net operating income (NOI) (5)	$38,167	$38,961	$74,642	$76,839
NOI % growth	-2.0%		-2.9%

Suburban:
Properties	189	189	187	187
Total sq. ft.	25,216	25,216	25,105	25,105
Percent leased (3)	94.7%	94.0%	94.7%	94.0%
Rental income (4)	$76,404	$71,938	$148,331	$142,593
Net operating income (NOI) (5)	$50,831	$47,837	$98,097	$94,814
NOI % growth	6.3%		3.5%

Total:
Properties	237	237	235	235
Total sq. ft.	35,639	35,639	35,528	35,528
Percent leased (3)	94.6%	94.0%	94.6%	94.0%
Rental income (4)	$142,215	$137,987	$277,945	$273,462
Net operating income (NOI) (5)	$88,998	$86,798	$172,739	$171,653
NOI % growth	2.5%		0.6%

(1)          Based on properties owned continuously since 4/1/2004.

(2)          Based on properties owned continuously since 1/1/2004.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)          Includes some triple net lease rental income.

(5)          Net operating income, or NOI, is defined as property rental income less property operating expenses.

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Six Months Ended (2)
	6/30/2005	6/30/2004	6/30/2005	6/30/2004
Metro Philadelphia, PA:
Properties	21	21	21	21
Total sq. ft.	5,453	5,453	5,453	5,453
Percent leased (3)	93.3%	95.5%	93.3%	95.5%
Rental income (4)	$35,772	$33,283	$66,729	$66,232
Net operating income (NOI) (5)	$20,625	$18,323	$36,867	$36,623
NOI % growth	12.6%		0.7%

Metro Washington, D.C.:
Properties	16	16	16	16
Total sq. ft.	2,215	2,215	2,215	2,215
Percent leased (3)	94.4%	91.6%	94.4%	91.6%
Rental income (4)	$16,118	$15,237	$31,743	$29,971
Net operating income (NOI) (5)	$10,077	$9,888	$20,220	$19,366
NOI % growth	1.9%		4.4%

Metro Boston, MA:
Properties	34	34	33	33
Total sq. ft.	2,382	2,382	2,336	2,336
Percent leased (3)	96.3%	92.4%	96.4%	92.2%
Rental income (4)	$11,981	$12,338	$23,463	$24,263
Net operating income (NOI) (5)	$8,480	$9,263	$16,444	$18,048
NOI % growth	-8.5%		-8.9%

Oahu, HI:
Properties	11	11	11	11
Total sq. ft.	9,625	9,625	9,625	9,625
Percent leased (3)	99.5%	98.8%	99.5%	98.8%
Rental income (4)	$10,819	$10,349	$21,580	$20,627
Net operating income (NOI) (5)	$8,724	$8,590	$17,300	$17,109
NOI % growth	1.6%		1.1%

Southern California:
Properties	18	18	18	18
Total sq. ft.	1,265	1,265	1,265	1,265
Percent leased (3)	99.0%	94.2%	99.0%	94.2%
Rental income (4)	$10,724	$9,875	$21,474	$20,050
Net operating income (NOI) (5)	$7,060	$6,093	$14,449	$12,966
NOI % growth	15.9%		11.4%

Metro Atlanta, GA:
Properties	—	—	—	—
Total sq. ft.	—	—	—	—
Percent leased (3)	0.0%	0.0%	0.0%	0.0%
Rental income (4)	$—	$—	$—	$—
Net operating income (NOI) (5)	$—	$—	$—	$—
NOI % growth	0.0%		0.0%

Metro Austin, TX:
Properties	26	26	26	26
Total sq. ft.	2,805	2,805	2,805	2,805
Percent leased (3)	85.3%	79.4%	85.3%	79.4%
Rental income (4)	$9,749	$9,669	$19,472	$19,357
Net operating income (NOI) (5)	$4,544	$4,375	$9,302	$9,067
NOI % growth	3.9%		2.6%

Other Markets:
Properties	111	111	110	110
Total sq. ft.	11,894	11,894	11,829	11,829
Percent leased (3)	92.6%	92.4%	92.5%	92.4%
Rental income (4)	$47,052	$47,236	$93,484	$92,962
Net operating income (NOI) (5)	$29,488	$30,266	$58,157	$58,474
NOI % growth	-2.6%		-0.5%

Total:
Properties	237	237	235	235
Total sq. ft.	35,639	35,639	35,528	35,528
Percent leased (3)	94.6%	94.0%	94.6%	94.0%
Rental income (4)	$142,215	$137,987	$277,945	$273,462
Net operating income (NOI) (5)	$88,998	$86,798	$172,739	$171,653
NOI % growth	2.5%		0.6%

(1)          Based on properties owned continuously since 4/1/2004.

(2)          Based on properties owned continuously since 1/1/2004.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)          Includes some triple net lease rental income.

(5)          Net operating income, or NOI, is defined as property rental income less property operating expenses.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

SUMMARY OF EQUITY INVESTMENTS IN FORMER SUBSIDIARIES

(dollars in thousands)

	As of June 30, 2005	As of March 31, 2005	As of December 31, 2004	As of September 30, 2004	As of June 30, 2004
Common shares owned by HRP:
Hospitality Properties Trust	4,000,000	4,000,000	4,000,000	4,000,000	4,000,000
Senior Housing Properties Trust (1)	8,660,738	8,660,738	8,660,738	9,660,738	9,660,738

Percent owned by HRP:
Hospitality Properties Trust	5.6%	6.0%	6.0%	6.0%	6.0%
Senior Housing Properties Trust (1)	12.6%	12.6%	12.6%	15.2%	15.2%

Percent of HRP’s total assets (book value):
Hospitality Properties Trust	2.0%	2.0%	2.0%	2.1%	2.5%
Senior Housing Properties Trust (1)	2.1%	2.3%	2.3%	2.5%	2.9%
Total	4.1%	4.3%	4.3%	4.6%	5.4%

Carrying book value on HRP’s balance sheet:
Hospitality Properties Trust	$100,875	$97,829	$99,136	$100,002	$101,184
Senior Housing Properties Trust (1)	106,780	107,718	108,668	118,172	119,261
Total	$207,655	$205,547	$207,804	$218,174	$220,445

Market value of shares owned by HRP:
Hospitality Properties Trust	$176,280	$161,520	$184,000	$169,960	$169,200
Senior Housing Properties Trust (1)	163,775	144,461	164,034	172,154	162,204
Total	$340,055	$305,981	$348,034	$342,114	$331,404

	For the Three Months Ended		For the Six Months Ended
	6/30/2005	6/30/2004	6/30/2005	6/30/2004
Equity in earnings of equity investments:
Hospitality Properties Trust	$1,218	$1,572	$2,791	$3,162
Senior Housing Properties Trust (1)	1,834	2,159	3,655	4,369
	$3,052	$3,731	$6,446	$7,531

EBITDA from equity investments:
Hospitality Properties Trust	$4,254	$3,883	$8,400	$7,615
Senior Housing Properties Trust (1)	4,644	5,336	9,268	11,144
	$8,898	$9,219	$17,668	$18,759

FFO from equity investments:
Hospitality Properties Trust	$4,155	$3,633	$7,569	$7,060
Senior Housing Properties Trust (1)	3,200	3,568	6,467	7,565
	$7,355	$7,201	$14,036	$14,625

Cash distributions from equity investments:
Hospitality Properties Trust	$2,880	$2,880	$5,760	$5,760
Senior Housing Properties Trust (1)	2,772	2,995	5,543	6,966
	$5,652	$5,875	$11,303	$12,726

(1)          In 2004, we sold 4,148,500 shares of Senior Housing Properties Trust in underwritten public offerings for $77,163 ($73,275 net of commissions and other expenses) and we recognized gains of $21,550.

DEBT SUMMARY

(dollars in thousands)

		Coupon Rate	Interest Rate (1)	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity

Secured Debt:

Secured debt	See note (2)(3)	8.700%	4.750%	$75,022	10/11/2020	$9,036	15.3
Secured debt	23 properties in Atlanta, GA (4)	8.500%	5.070%	29,574	4/11/2028	4,937	22.8
Secured debt	Six properties in Minneapolis, MN	7.020%	7.020%	16,453	2/1/2008	15,724	2.6
Secured debt	One property in Austin, TX (5)	8.400%	8.400%	9,913	4/1/2007	9,433	1.8
Secured debt	Two properties in Richland, WA	8.000%	8.000%	5,844	11/15/2008	1,004	3.4
Secured debt	One property in Buffalo, NY	5.170%	5.170%	5,281	1/1/2009	134	3.5
Secured debt	One property in Philadelphia, PA (6)	6.794%	7.383%	43,062	1/1/2029	2,478	23.5
Secured debt	See note (7)	6.814%	7.842%	247,597	1/31/2011	225,547	5.6
Secured debt	Two properties in Rochester, NY	6.000%	6.000%	5,525	10/11/2012	4,507	7.3
Total / weighted average secured debt		7.278%	7.009%	$438,271		$272,800	9.9

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 65 bps)		3.400%	3.400%	$236,000	4/28/2009	$236,000	3.8
Term loan (LIBOR + 80 bps) (8)		3.600%	3.600%	350,000	8/24/2009	350,000	4.2
Total / weighted average unsecured floating rate debt		3.519%	3.519%	$586,000		$586,000	4.0

Unsecured Fixed Rate Debt:
Senior notes due 2010		8.875%	9.000%	$30,000	8/1/2010	$30,000	5.1
Senior notes due 2010		8.625%	8.770%	20,000	10/1/2010	20,000	5.3
Senior notes due 2012		6.950%	7.179%	200,000	4/1/2012	200,000	6.8
Senior notes due 2013		6.500%	6.693%	200,000	1/15/2013	200,000	7.6
Senior notes due 2014		5.750%	5.828%	250,000	2/15/2014	250,000	8.6
Senior notes due 2015		6.400%	6.601%	200,000	2/15/2015	200,000	9.6
Senior notes due 2016		6.250%	6.470%	400,000	8/15/2016	400,000	11.1
Total / weighted average unsecured fixed rate debt		6.420%	6.604%	$1,300,000		$1,300,000	9.0

Total / weighted average unsecured debt		5.519%	5.645%	$1,886,000		$1,886,000	7.4

Total / weighted average secured debt		7.278%	7.009%	$438,271		$272,800	9.9
Total / weighted average unsecured floating rate debt		3.519%	3.519%	586,000		586,000	4.0
Total / weighted average unsecured fixed rate debt		6.420%	6.604%	1,300,000		1,300,000	9.0
Total / weighted average debt		5.851%	5.903%	$2,324,271		$2,158,800	7.9

(1)          Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)          One property in San Diego, CA, one property in Bellevue (Seattle), WA, one property in Rockville, MD, six properties in Atlanta, GA, 11 properties in Dearborn, MI and 14 properties in Solon (Cleveland), OH.

(3)          This loan was prepaid on 7/11/2005.

(4)          The loan becomes prepayable on 1/11/2008.  On 4/11/2008, the interest rate increases to at least 13.5% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2008.

(5)          This loan was prepaid on 8/1/2005.

(6)          The loan becomes prepayable on 1/31/2011.  On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization.  We currently intend to prepay this loan in 2011.

(7)          Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.

(8)          The term loan becomes prepayable on February 26, 2006.

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
Year	Secured Debt	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Total	Weighted Average Interest Rate
2005	$4,914	$—	$—	$4,914	7.3%
2006	10,520	—	—	10,520	7.3%
2007	20,483	—	—	20,483	7.8%
2008	27,251	—	—	27,251	7.1%
2009	8,894	586,000	—	594,894	3.6%
2010	9,453	—	50,000	59,453	8.6%
2011	231,203	—	—	231,203	6.8%
2012	10,177	—	200,000	210,177	7.0%
2013	6,056	—	200,000	206,056	6.6%
2014	6,586	—	250,000	256,586	5.8%
2015 and thereafter	102,734	—	600,000	702,734	6.6%
	$438,271	$586,000	$1,300,000	$2,324,271	5.9%

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	6/30/2005		3/31/2005		12/31/2004		9/30/2004		6/30/2004
Leverage Ratios:

Total debt / total assets	46.1%		44.7%		48.9%		47.8%		39.5%
Total debt / gross book value of real estate assets (1)	45.7%		44.7%		48.9%		48.3%		39.8%
Total debt / gross book value of real estate assets plus equity investments in former subsidiaries (1)	43.9%		42.8%		46.9%		46.1%		37.7%
Total debt / total market capitalization	43.4%		42.6%		45.5%		47.7%		40.9%
Total debt / total book capitalization	47.6%		45.8%		50.5%		49.5%		40.7%
Secured debt / total assets	8.7%		9.1%		9.1%		9.2%		8.1%
Variable rate debt / total debt	25.4%		19.9%		22.3%		19.6%		17.3%

Coverage Ratios:

EBITDA / interest expense	3.2	x	3.0	x	3.0	x	3.3	x	3.6	x
EBITDA / interest expense + preferred distributions	2.4	x	2.2	x	2.2	x	2.4	x	2.5	x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	43.1%		41.9%		46.0%		45.1%		36.8%
Secured debt / adjusted total assets (maximum 40%)	8.1%		8.5%		8.6%		8.7%		7.5%
Consolidated income available for debt service / debt service (minimum 1.5x)	3.1	x	3.2	x	3.0	x	3.1	x	3.5	x
Total unencumbered assets / unsecured debt (minimum 200%)	233.0%		242.2%		216.1%		221.3%		288.6%

(1)   Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations relating to FAS 141.

(2)   Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets.  Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, and gains and losses on sales of assets, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Tenant improvements (TI)	$21,315	$11,657	$14,221	$8,027	$6,072
Leasing costs (LC)	7,588	3,090	10,121	4,264	7,416
Total TI and LC	28,903	14,747	24,342	12,291	13,488

Recurring building improvements (1)	1,821	4,984	8,470	5,869	3,952
Development, redevelopment and other activities (2)	5,396	536	1,684	1,722	2,666
Total capital improvements, including TI and LC	$36,120	$20,267	$34,496	$19,882	$20,106

Sq. ft. beginning of period	44,151	44,154	43,333	36,652	36,026
Sq. ft. end of period	52,792	44,151	44,154	43,333	36,652
Average sq. ft. during period	48,472	44,153	43,744	39,993	36,339

Recurring building improvements per average sq. ft. during period	$0.04	$0.11	$0.19	$0.15	$0.11

(1)   Building improvements include improvements that enhance the value of our properties and that are generally recurring in nature.

(2)   Development, redevelopment and other activities include significant costs incurred to reposition properties to compete more effectively and costs that are unusual or infrequent in nature.

ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

Date Acquired	Location	Office/ Industrial	Number of Properties	Sq. Ft.	Purchase Price (1)	Purchase Price (1) / Sq. Ft.	Cap Rate (2)	Average Remaining Lease Term (3)	Percent Leased (4)	Major Tenant

	There were no acquisitions during the three months ended March 31, 2005

	Q1 2005 Total / Weighted Average		—	—	—	—	—	—	—

May-05	Indianapolis, IN	Office	1	628	$74,750	$119.03	10.9%	3.8	95.9%	National City Bank, Indiana
Jun-05	Oahu, HI	Industrial Lands	41	8,180	115,500	14.12	7.6%	15.0	95.4%	Tesoro Hawaii Corporation
Jun-05	Indianapolis, IN	Office	1	72	6,600	91.67	9.4%	5.9	100.0%	Indiana Lumbermens Mutual Insurance Company

	Q2 2005 Total / Weighted Average		43	8,880	196,850	22.17	8.9%	14.1	95.4%

	Total / weighted average		43	8,880	$196,850	$22.17	8.9%	14.1	95.4%

Dispositions:

Date Sold	Location	Office/ Industrial	Number of Properties	Sq. Ft.	Sale Price (1)	Original Purchase Price (1)	Sale Price (1) / Sq. Ft.	Original Purchase Price (1) / Sq. Ft.	Sale Price Multiple of Original Purchase Price		Book Gain on Sale

	There were no dispositions during the three months ended March 31, 2005

	Q1 2005 Total		—	—	—	—	—	—	—		—

May-05	Westwood, MA	Industrial	3	237	$20,500	$13,410	$86.50	$56.58	1.5	x	$7,592

	Q2 2005 Total		3	237	20,500	13,410	86.50	56.58	1.5	x	7,592

	Total		3	237	$20,500	$13,410	$86.50	$56.58	1.5	x	$7,592

(1)   Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations relating to FAS 141.

(2)   Represents estimated current GAAP based annual net operating income, or NOI, which is defined as property rental income less property operating expenses, divided by the Purchase Price.

(3)   Average remaining lease term based on rental income as of the date acquired.

(4)   Percent leased as of the date acquired.

FINANCING ACTIVITIES

(share amounts and dollars in thousands)

	For the Three Months Ended
	6/30/2005	3/31/2005

Debt Transactions (1):
New debt raised	$—	$—
New debt assumed as part of acquisitions	—	—
Total new debt	—	—

Debt retired	—	(100,000)
Net debt	$—	$(100,000)

Equity Transactions:
New common shares issued	—	22,500
New common equity raised, net	$—	$(259,017)

New preferred shares issued	—	—
New preferred equity raised, net	—	—
Total new equity	$—	$(259,017)

Preferred equity retired	—	—
Net equity	$—	$(259,017)

(1)          Excludes drawings and repayments on our revolving credit facility.  During the three months ended March 31, 2005, we amended our revolving credit facility to change its maturity to 2009 (plus a one year extension option), to increase the amount available to be drawn to $750,000 (which may be further increased to $1,500,000 in certain circumstances) and to lower the interest on drawn amounts to LIBOR plus 65 b.p.

PORTFOLIO AND LEASING INFORMATION

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET)

(sq. ft. in thousands)

	Metro Philadelphia, PA	Metro Washington, DC	Metro Boston, MA	Oahu, HI	Southern California	Metro Atlanta, GA	Metro Austin, TX	Other Markets	Total
Square Feet:
Office	5,453	2,645	2,738	—	1,444	1,845	1,489	13,410	29,024
Industrial	—	—	—	17,879	—	—	1,316	4,573	23,768
Total	5,453	2,645	2,738	17,879	1,444	1,845	2,805	17,983	52,792

CBD	4,600	892	523	158	331	—	185	4,831	11,520
Suburban	853	1,753	2,215	17,721	1,113	1,845	2,620	13,152	41,272
Total	5,453	2,645	2,738	17,879	1,444	1,845	2,805	17,983	52,792

U.S. Government and other government tenants (1)	11	1,362	210	—	509	781	15	2,673	5,561
Medical related tenants (1)	997	342	936	—	629	148	318	2,029	5,399
Land leases (1)	—	—	—	17,403	—	—	—	—	17,403
Other investment grade tenants (1)(2)	1,858	150	955	—	41	50	389	4,372	7,815
Other tenants (1)	2,221	660	549	4	229	718	1,670	7,428	13,479
Vacant	366	131	88	472	36	148	413	1,481	3,135
Total	5,453	2,645	2,738	17,879	1,444	1,845	2,805	17,983	52,792

Percent by Major Market:
Office	19%	9%	10%	0%	5%	6%	5%	46%	100%
Industrial	0%	0%	0%	75%	0%	0%	6%	19%	100%
Total	10%	5%	5%	34%	3%	4%	5%	34%	100%

CBD	40%	8%	4%	1%	3%	0%	2%	42%	100%
Suburban	2%	4%	5%	43%	3%	5%	6%	32%	100%
Total	10%	5%	5%	34%	3%	4%	5%	34%	100%

U.S. Government and other government tenants	0%	25%	4%	0%	9%	14%	0%	48%	100%
Medical related tenants	18%	6%	17%	0%	12%	3%	6%	38%	100%
Land leases	0%	0%	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	24%	2%	12%	0%	0%	1%	5%	56%	100%
Other tenants	17%	5%	4%	0%	2%	5%	12%	55%	100%
Vacant	12%	4%	3%	15%	1%	5%	13%	47%	100%
Total	10%	5%	5%	34%	3%	4%	5%	34%	100%

Percent by Property Type and Tenant:
Office	100%	100%	100%	0%	100%	100%	53%	75%	55%
Industrial	0%	0%	0%	100%	0%	0%	47%	25%	45%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

CBD	84%	34%	19%	1%	23%	0%	7%	27%	22%
Suburban	16%	66%	81%	99%	77%	100%	93%	73%	78%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	51%	8%	0%	35%	42%	1%	15%	10%
Medical related tenants	18%	13%	34%	0%	44%	8%	11%	11%	10%
Land leases	0%	0%	0%	97%	0%	0%	0%	0%	33%
Other investment grade tenants (2)	34%	6%	35%	0%	3%	3%	14%	24%	15%
Other tenants	41%	25%	20%	0%	16%	39%	59%	42%	26%
Vacant	7%	5%	3%	3%	2%	8%	15%	8%	6%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1)   Sq. ft. is pursuant to signed leases as of June 30, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)   Excludes investment grade tenants included above.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME)

(dollars in thousands)

	Metro Philadelphia, PA	Metro Washington, DC	Metro Boston, MA	Oahu, HI	Southern California	Metro Atlanta, GA	Metro Austin, TX	Other Markets	Total
Annualized Rental Income (1):
Office	$126,942	$75,586	$57,934	$—	$46,538	$34,217	$23,107	$230,937	$595,261
Industrial	—	—	—	54,488	—	—	15,854	37,971	108,313
Total	$126,942	$75,586	$57,934	$54,488	$46,538	$34,217	$38,961	$268,908	$703,574

CBD	$116,729	$34,202	$18,005	$1,063	$20,313	$—	$4,817	$87,403	$282,532
Suburban	10,213	41,384	39,929	53,425	26,225	34,217	34,144	181,505	421,042
Total	$126,942	$75,586	$57,934	$54,488	$46,538	$34,217	$38,961	$268,908	$703,574

U.S. Government and other government tenants	$218	$38,122	$4,884	$—	$10,237	$16,186	$265	$46,693	$116,605
Medical related tenants	20,822	12,226	17,570	—	29,941	3,088	8,192	35,315	127,154
Land leases	—	—	—	54,481	—	—	—	35	54,516
Other investment grade tenants (2)	47,777	4,892	20,151	—	1,112	890	6,619	72,957	154,398
Other tenants	58,125	20,346	15,329	7	5,248	14,053	23,885	113,908	250,901
Total	$126,942	$75,586	$57,934	$54,488	$46,538	$34,217	$38,961	$268,908	$703,574

Percent by Major Market:
Office	21%	12%	10%	0%	8%	6%	4%	39%	100%
Industrial	0%	0%	0%	50%	0%	0%	15%	35%	100%
Total	18%	11%	8%	8%	6%	5%	6%	38%	100%

CBD	42%	12%	6%	0%	7%	0%	2%	31%	100%
Suburban	2%	10%	10%	13%	6%	8%	8%	43%	100%
Total	18%	11%	8%	8%	6%	5%	6%	38%	100%

U.S. Government and other government tenants	0%	33%	4%	0%	9%	14%	0%	40%	100%
Medical related tenants	16%	10%	14%	0%	24%	2%	6%	28%	100%
Land leases	0%	0%	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (2)	31%	3%	13%	0%	1%	1%	4%	47%	100%
Other tenants	23%	8%	6%	0%	2%	6%	10%	45%	100%
Total	18%	11%	8%	8%	6%	5%	6%	38%	100%

Percent by Property Type and Tenant:
Office	100%	100%	100%	0%	100%	100%	59%	86%	85%
Industrial	0%	0%	0%	100%	0%	0%	41%	14%	15%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

CBD	92%	45%	31%	2%	44%	0%	12%	33%	40%
Suburban	8%	55%	69%	98%	56%	100%	88%	67%	60%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	50%	8%	0%	22%	47%	1%	18%	17%
Medical related tenants	16%	16%	30%	0%	65%	9%	21%	13%	18%
Land leases	0%	0%	0%	100%	0%	0%	0%	0%	8%
Other investment grade tenants (2)	38%	7%	35%	0%	2%	3%	17%	27%	22%
Other tenants	46%	27%	27%	0%	11%	41%	61%	42%	35%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1)          Annualized rental income is rents pursuant to signed leases as of June 30, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2)          Excludes investment grade tenants included above.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

SUMMARY OF PROPERTIES BY MAJOR MARKET

(sq. ft. in thousands)

	As of 6/30/05
Market	Properties	Sq. Ft.	% Sq. Ft.	Annualized Rental Income (1)	% of Annualized Rental Income (1)
Metro Philadelphia, PA	21	5,453	10.3%	$126,942	18.1%
Metro Washington, DC	20	2,645	5.0%	75,586	10.7%
Metro Boston, MA	36	2,738	5.2%	57,934	8.2%
Oahu, HI	53	17,879	33.9%	54,488	7.8%
Southern California	24	1,444	2.7%	46,538	6.6%
Metro Atlanta, GA	36	1,845	3.5%	34,217	4.9%
Metro Austin, TX	26	2,805	5.3%	38,961	5.5%
Other markets	199	17,983	34.1%	268,908	38.2%
Total	415	52,792	100.0%	$703,574	100.0%

	Percent NOI For the Three Months Ended (2)
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Metro Philadelphia, PA	18.7%	15.6%	14.8%	19.9%	21.0%
Metro Washington, DC	11.2%	11.9%	11.7%	11.4%	11.3%
Metro Boston, MA	8.8%	9.2%	10.3%	10.8%	10.6%
Oahu, HI	8.3%	8.4%	8.5%	8.7%	9.9%
Southern California	6.9%	7.6%	7.9%	6.7%	7.0%
Metro Atlanta, GA	4.9%	5.2%	5.1%	4.2%	0.0%
Metro Austin, TX	4.1%	4.6%	4.5%	4.5%	5.0%
Other markets	37.1%	37.5%	37.2%	33.8%	35.2%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)          Annualized rental income is rents pursuant to signed leases as of June 30, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(2)          NOI, or net operating income, is defined as property rental income less property operating expenses.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes properties located in Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004
Properties	415	375	375	365	243
Total sq. ft. (1)	52,792	44,151	44,154	43,333	36,652
Percentage leased	94.1%	93.7%	93.0%	93.1%	93.5%

Leasing Activity (sq. ft.):
New leases	573	677	563	471	453
Renewals	726	829	869	1,081	525
Total	1,299	1,506	1,432	1,552	978

% Change in Rent (2):
New leases	12%	-4%	6%	-5%	-16%
Renewals	0%	-16%	-2%	1%	-7%
Weighted average by sq. ft.	5%	-11%	1%	0%	-11%

Capital Commitments (3):
New leases	$12,658	$14,867	$27,921	$15,162	$22,852
Renewals	2,589	12,377	16,219	20,865	12,830
Total	$15,247	$27,244	$44,140	$36,027	$35,682

Capital Commitments per Sq. Ft. (3):
New leases	$22.09	$21.96	$49.59	$32.19	$50.45
Renewals	$3.57	$14.93	$18.66	$19.30	$24.44
Total	$11.74	$18.09	$30.82	$23.21	$36.48

Weighted Average Lease Term by Sq. Ft. (years):
New leases	7.4	5.5	9.6	9.1	11.2
Renewals	3.1	6.7	8.4	7.9	9.2
Total	4.9	6.2	8.9	8.2	10.2

Capital Commitments per Sq. Ft. per Year:
New leases	$2.99	$3.99	$5.17	$3.54	$4.50
Renewals	$1.15	$2.23	$2.22	$2.44	$2.66
Total	$2.40	$2.92	$3.46	$2.83	$3.58

(1)          Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(2)          Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(3)          Represents commitments to tenant improvements (TI) and leasing commissions and costs (LC).

The above leasing summary is based on leases executed during the periods.

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET

(dollars and sq. ft. in thousands)

		Sq. Ft. Leases Executed During
		Three Months Ended 6/30/05			Sq. Ft. Leased
Property Type/Market	Total Sq. Ft. As of 6/30/05	New	Renewals	Total	As of 3/31/2005		Expired	New and Renewals	Acquisitions / (Sales)	As of 6/30/05
Office	29,024	450	581	1,031	26,111		(1,047)	1,031	676	26,771
Industrial	23,768	123	145	268	15,279		(272)	268	7,611	22,886
Total	52,792	573	726	1,299	41,390		(1,319)	1,299	8,287	49,657
Percent leased					93.7	%(1)				94.1%

CBD	11,520	70	66	136	10,250		(164)	136	604	10,826
Suburban	41,272	503	660	1,163	31,140		(1,155)	1,163	7,683	38,831
Total	52,792	573	726	1,299	41,390		(1,319)	1,299	8,287	49,657
Percent leased					93.7	%(1)				94.1%

Metro Philadelphia, PA	5,453	48	13	61	5,112		(86)	61	—	5,087
Metro Washington, DC	2,645	4	152	156	2,517		(159)	156	—	2,514
Metro Boston, MA	2,738	82	74	156	2,778		(123)	156	(161)	2,650
Oahu, HI	17,879	102	103	205	9,642		(212)	205	7,772	17,407
Southern California	1,444	27	31	58	1,391		(41)	58	—	1,408
Metro Atlanta, GA	1,845	7	34	41	1,691		(35)	41	—	1,697
Metro Austin, TX	2,805	60	23	83	2,374		(65)	83	—	2,392
Other markets	17,983	243	296	539	15,885		(598)	539	676	16,502
Total	52,792	573	726	1,299	41,390		(1,319)	1,299	8,287	49,657
Percent leased					93.7	%(1)				94.1%

(1)          Based on total sq. ft. as of March 31, 2005, excludes acquisitions and effects of space remeasurements during the period.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT

(sq. ft. in thousands)

Tenant		Sq. Ft. (1)	% of Total Sq. Ft.	% of Rental Income (2)	Expiration
1	U.S. Government	5,117	9.7%	15.4%	2005 to 2020
2	GlaxoSmithKline plc	605	1.1%	2.0%	2013
3	PNC Financial Services Group	488	0.9%	1.6%	2011
4	Towers, Perrin, Forster & Crosby, Inc.	447	0.8%	1.5%	2005, 2006, 2011
5	Tyco International Ltd	660	1.3%	1.4%	2007, 2011
6	Comcast Corporation	406	0.8%	1.3%	2005, 2006, 2008
7	Motorola, Inc.	770	1.5%	1.3%	2006, 2008, 2010
8	Manugistics, Inc.	283	0.5%	1.2%	2012
9	Solectron Corporation	765	1.4%	1.2%	2014
10	Ballard Spahr Andrews & Ingersoll, LLP	231	0.4%	1.2%	2015
11	Westinghouse Electric Corporation	534	1.0%	1.1%	2006, 2010
12	Mellon Bank, N.A.	234	0.4%	1.1%	2012, 2015
13	Fallon Health Clinics	444	0.8%	1.0%	2019
	Total	10,984	20.6%	31.3%

(1)          Sq. ft. is pursuant to signed leases as of June 30, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)          Rental income is rents pursuant to signed leases as of June 30, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	Total as of 6/30/05	2005	2006	2007	2008 and Thereafter

Office:
Total sq. ft.	29,024
Leased sq. ft. (1)	26,771	1,230	2,730	2,773	20,038
Percent	100.0%	4.6%	10.2%	10.4%	74.8%
Annualized rental income (2)	$595,261	$27,957	$59,043	$63,542	$444,719
Percent	100.0%	4.7%	9.9%	10.7%	74.7%

Industrial:
Total sq. ft.	23,768
Leased sq. ft. (1)	22,886	589	769	1,061	20,467
Percent	100.0%	2.6%	3.4%	4.6%	89.4%
Annualized rental income (2)	$108,313	$2,770	$4,440	$8,516	$92,587
Percent	100.0%	2.6%	4.1%	7.9%	85.4%

CBD:
Total sq. ft.	11,520
Leased sq. ft. (1)	10,826	549	880	968	8,429
Percent	100.0%	5.1%	8.1%	8.9%	77.9%
Annualized rental income (2)	$282,532	$14,365	$24,263	$27,053	$216,851
Percent	100.0%	5.1%	8.6%	9.6%	76.7%

Suburban:
Total sq. ft.	41,272
Leased sq. ft. (1)	38,831	1,270	2,619	2,866	32,076
Percent	100.0%	3.3%	6.7%	7.4%	82.6%
Annualized rental income (2)	$421,042	$16,362	$39,220	$45,005	$320,455
Percent	100.0%	3.9%	9.3%	10.7%	76.1%

Total:
Total sq. ft.	52,792
Leased sq. ft. (1)	49,657	1,819	3,499	3,834	40,505
Percent	100.0%	3.7%	7.0%	7.7%	81.6%
Annualized rental income (2)	$703,574	$30,727	$63,483	$72,058	$537,306
Percent	100.0%	4.4%	9.0%	10.2%	76.4%

(1)          Sq. ft. is pursuant to signed leases as of June 30, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)          Rental income is rents pursuant to signed leases as of June 30, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	Total as of 6/30/05	2005	2006	2007	2008 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,453
Leased sq. ft. (1)	5,087	269	249	235	4,334
Percent	100.0%	5.3%	4.9%	4.6%	85.2%
Annualized rental income (2)	$126,942	$7,265	$7,004	$4,446	$108,227
Percent	100.0%	5.7%	5.5%	3.5%	85.3%
Metro Washington, DC:
Total sq. ft.	2,645
Leased sq. ft. (1)	2,514	117	293	242	1,862
Percent	100.0%	4.7%	11.7%	9.6%	74.0%
Annualized rental income (2)	$75,586	$2,337	$8,100	$6,952	$58,197
Percent	100.0%	3.1%	10.7%	9.2%	77.0%
Metro Boston, MA
Total sq. ft.	2,738
Leased sq. ft. (1)	2,650	84	164	565	1,837
Percent	100.0%	3.2%	6.2%	21.3%	69.3%
Annualized rental income (2)	$57,934	$2,995	$3,391	$13,743	$37,805
Percent	100.0%	5.2%	5.9%	23.7%	65.2%
Oahu, HI:
Total sq. ft.	17,879
Leased sq. ft. (1)	17,407	408	221	423	16,355
Percent	100.0%	2.3%	1.3%	2.4%	94.0%
Annualized rental income (2)	$54,488	$1,050	$681	$541	$52,216
Percent	100.0%	1.9%	1.3%	1.0%	95.8%
Southern California:
Total sq. ft.	1,444
Leased sq. ft. (1)	1,408	29	189	272	918
Percent	100.0%	2.1%	13.4%	19.3%	65.2%
Annualized rental income (2)	$46,538	$1,243	$6,019	$8,381	$30,895
Percent	100.0%	2.7%	12.9%	18.0%	66.4%
Metro Atlanta, GA:
Total sq. ft.	1,845
Leased sq. ft. (1)	1,697	169	89	136	1,303
Percent	100.0%	10.0%	5.2%	8.0%	76.8%
Annualized rental income (2)	$34,217	$3,212	$1,542	$2,720	$26,743
Percent	100.0%	9.4%	4.5%	7.9%	78.2%
Metro Austin, TX:
Total sq. ft.	2,805
Leased sq. ft. (1)	2,392	45	71	574	1,702
Percent	100.0%	1.9%	3.0%	24.0%	71.1%
Annualized rental income (2)	$38,961	$950	$1,488	$9,862	$26,661
Percent	100.0%	2.4%	3.8%	25.3%	68.5%
Other markets:
Total sq. ft.	17,983
Leased sq. ft. (1)	16,502	698	2,223	1,387	12,194
Percent	100.0%	4.2%	13.5%	8.4%	73.9%
Annualized rental income (2)	$268,908	$11,675	$35,258	$25,413	$196,562
Percent	100.0%	4.3%	13.1%	9.5%	73.1%
Total:
Total sq. ft.	52,792
Leased sq. ft. (1)	49,657	1,819	3,499	3,834	40,505
Percent	100.0%	3.7%	7.0%	7.7%	81.6%
Annualized rental income (2)	$703,574	$30,727	$63,483	$72,058	$537,306
Percent	100.0%	4.4%	9.0%	10.2%	76.4%

(1)          Sq. ft. is pursuant to signed leases as of June 30, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)          Annualized rental income is rents pursuant to signed leases as of June 30, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market which excludes Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

PORTFOLIO LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Annualized Rental Income Expiring (2)	% of Annualized Rental Income Expiring	Cummulative% of Annualized Rental Income Expiring
2005	1,819	3.7%	$30,727	4.4%	4.4%
2006	3,499	7.0%	63,483	9.0%	13.4%
2007	3,834	7.7%	72,058	10.2%	23.6%
2008	3,774	7.6%	66,784	9.5%	33.1%
2009	3,061	6.2%	53,296	7.6%	40.7%
2010	4,003	8.1%	66,309	9.4%	50.1%
2011	3,971	8.0%	70,853	10.1%	60.2%
2012	2,893	5.8%	59,588	8.5%	68.7%
2013	1,794	3.6%	32,959	4.7%	73.4%
2014	1,841	3.7%	29,964	4.3%	77.7%
2015 and thereafter	19,168	38.6%	157,553	22.3%	100.0%
Total	49,657	100.0%	$703,574	100.0%

Weighted average remaining lease term (in years)	10.3		6.8

(1)   Sq. ft. is pursuant to signed leases as of June 30, 2005, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(2)   Annualized rental income is rents pursuant to signed leases as of June 30, 2005, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.